UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Rule 14a-12

Stone Point Credit Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

STONE POINT CREDIT CORPORATION
20 HORSENECK LANE
GREENWICH, CONNECTICUT 06830
(203) 862-2900
October 30, 2026
Dear Stockholder:
You are cordially invited to participate in the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Stone Point Credit Corporation (the “Company”) to be held on December 2, 2026, at 10:00 a.m., Eastern Time, via videoconference. To find more information about the Annual Meeting and to cast your vote, please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com.
The Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) approve an extension of the period in which the Company may consummate a listing of the Company’s shares of common stock on a national securities exchange until December 31, 2030 (the “Exchange Listing Deadline Extension Proposal”); (ii) approve an extension of the commitment period for each stockholder until December 31, 2028 (the “Commitment Period Extension Proposal”); (iii) elect two directors of the Company to each serve for a term of three years, or until their successor is duly elected and qualified; (iv) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (v) to transact such other business that may properly come before the Annual Meeting (collectively, the “Proposals”). Each Proposal will be voted on separately and the approval of one Proposal is not contingent upon approval of any other Proposal.
The Board, including all of the directors that are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), approved, contingent upon stockholder approval of the Exchange Listing Deadline Extension Proposal and Commitment Period Extension Proposal, an amended and restated investment advisory agreement between Stone Point Credit Adviser LLC (the “Adviser”) and the Company (the “Amended and Restated Investment Advisory Agreement”1) pursuant to which: (a) the Base Management Fee payable by the Company to the Adviser would be reduced from an annual rate of 1.30% of the average value of gross assets (excluding cash and cash equivalents) to an annual rate of 1.00% of the average value of gross assets (excluding cash and cash equivalents); and (b) the calculation of the Incentive Fee would be revised to provide for a three-year look-back provision intended to subject the Investment Income Incentive Fee to a cap when the Company incurs net realized losses.
After careful consideration, the Board of Directors, including all of the Independent Directors, has determined that the Proposals to be considered and voted on at the Meeting are in the best interests of the Company and its stockholders. The Board, including all of the Independent Directors, unanimously recommends that you vote “FOR” each of the Proposals.
Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy through the Internet or by telephone as described on the enclosed proxy card as soon as possible even if you plan to attend the Annual Meeting.

1
Each capitalized term used but not defined in this paragraph shall have the meaning ascribed to it in the Proxy Statement.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.
Sincerely yours,
/s/ David J. Wermuth

David J. Wermuth
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 2, 2026.
Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available on the internet at www.cleartrustonline.com/stonepoint and will be mailed to stockholders of record as of the close of business on October 16, 2026 on or around October 30, 2026.
The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:
•
The date, time, and location of the Annual Meeting;

•
A list of the matters intended to be acted on and our recommendations regarding those matters; and

•
Your Control Number that you need to vote your proxy card.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials but would like to request a separate copy of these materials, please contact Stone Point Credit Investor Relations at the email address and telephone number listed below. Similarly, if you are a stockholder of record, you may also contact Stone Point Credit Investor Relations if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Stone Point Credit Investor Relations at the email address and telephone number listed below.
20 Horseneck Lane
Greenwich, CT 06830
SPCreditIR@stonepoint.com
(203) 862-2900

STONE POINT CREDIT CORPORATION
20 Horseneck Lane
Greenwich, Connecticut 06830
(203) 862-2900

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
December 2, 2026, at 10:00 a.m., Eastern Time

To the Stockholders of Stone Point Credit Corporation:
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Stone Point Credit Corporation (the “Company”) will be held on December 2, 2026, at 10:00 a.m., Eastern Time. To find more information about the Annual Meeting and to cast your vote, please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com.
The Annual Meeting will be held for the following purposes:
1.
To approve an extension of the period in which the Company may consummate a listing of the Company’s shares of common stock on a national securities exchange until December 31, 2030 (the “Exchange Listing Deadline Extension Proposal”);

2.
To approve an extension of the commitment period for each stockholder until December 31, 2028 (the “Commitment Period Extension Proposal”);

3.
To elect two directors of the Company, who will each serve for a term of three years or until their successor is duly elected and qualified;

4.
To ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

5.
To transact such other business as may properly come before the Annual Meeting (collectively, the “Proposals”).

Each Proposal will be voted on separately and the approval of one Proposal is not contingent upon approval of any other Proposal.
The Board, including all of the directors that are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), approved, contingent upon stockholder approval of the Exchange Listing Deadline Extension Proposal and Commitment Period Extension Proposal, an amended and restated investment advisory agreement between Stone Point Credit Adviser LLC (the “Adviser”) and the Company (the “Amended and Restated Investment Advisory Agreement”2) pursuant to which: (a) the Base Management Fee payable by the Company to the Adviser would be reduced from an annual rate of 1.30% of the average value of gross assets (excluding cash and cash equivalents) to an annual rate of 1.00% of the average value of gross assets (excluding cash and cash equivalents); (b) the calculation of the Investment Income Incentive Fee would be revised to provide for a three-year look-back provision intended to subject the Investment Income Incentive Fee to a cap when the Company incurs net realized losses.
After careful consideration, the Board of Directors, including all of the Independent Directors, has determined that the Proposals to be considered and voted on at the Meeting are in the best interests of the Company and its stockholders. The Board, including all of the Independent Directors, unanimously recommends that you vote “FOR” each of the Proposals.
You have the right to receive notice of and to vote prior to the Annual Meeting if you were a stockholder of record at the close of business on October 16, 2026.
If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy by following the instructions provided on the Proxy Materials or the proxy card. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

2
Each capitalized term used but not defined in this paragraph shall have the meaning ascribed to it in the Proxy Statement.

Thank you for your support of the Company.
By order of the Board of Directors,
/s/ Brian J. Rooder

Brian J. Rooder
Chief Compliance Officer and Secretary
Greenwich, Connecticut
October 30, 2026
THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

STONE POINT CREDIT CORPORATION
20 Horseneck Lane
Greenwich, Connecticut 06830
(203) 862-2900

PROXY STATEMENT
2026 Annual Meeting of Stockholders
To Be Held on December 2, 2026, at 10:00 a.m., Eastern Time

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Stone Point Credit Corporation (the “Company,” “SPCC,” “we,” “us,” or “our”) for use at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) via videoconference. To find more information about the Annual Meeting and to cast your vote, please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com.
Attending the Annual Meeting Virtually
The Annual Meeting will be held in a virtual or online meeting format only, via live audio webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are leveraging technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual meeting format will give stockholders the opportunity to exercise the same rights as if they had attended the Annual Meeting in-person and believe that these measures will enhance stockholder access and encourage participation and communication with the Board and management.
To attend the Annual Meeting virtually, you can register via the registration link in the invitation sent from SPCreditIR@stonepoint.com (or using the registration link provided when voting proxy). Upon completing your registration, you will receive further instructions via email, including a link that will allow you access to the Annual Meeting and to vote and submit questions prior to or during the Annual Meeting, if needed. We encourage all stockholders to vote prior to the Annual Meeting.
On the day of the Annual Meeting, December 2, 2026, stockholders may begin to log in to the Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting virtually, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
Questions at the Annual Meeting
Our Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. Stockholders who attend the meeting virtually will be able to ask their questions via the online platform.
We will answer as many appropriate stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the Annual Meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
We encourage you to vote your shares during or prior to the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify.

If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the extension of the period in which the Company may consummate a listing of the Company’s shares of common stock on a national securities exchange until December 31, 2030, FOR the extension of the commitment period for each stockholder until December 31, 2028, FOR the election of the nominees for director; and FOR the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 in accordance with the recommendation of the Board.
If you are a “stockholder of record” (i.e., as of the close of business on October 16, 2026 you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying the Company, in writing, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) attending the Annual Meeting virtually and voting your shares at the Annual Meeting.
Purpose of Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.
To approve an extension of the period in which the Company may consummate a listing of the Company’s shares of common stock on a national securities exchange until December 31, 2030 (the “Exchange Listing Deadline Extension Proposal”);

2.
To approve an extension of the commitment period for each stockholder until December 31, 2028 (the “Commitment Period Extension Proposal”);

3.
To elect two directors of the Company who will each serve for a term of three years or until their successor is duly elected and qualified (the “Director Election Proposal”);

4.
To ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

5.
To transact such other business as may properly come before the Annual Meeting (collectively, the “Proposals”).

Each Proposal will be voted on separately and the approval of one Proposal is not contingent upon approval of any other Proposal.
Record Date
The record date for the Annual Meeting is the close of business on October 16, 2026 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 71,392,436 shares of the Company’s common stock issued and outstanding and entitled to vote.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in-person or by proxy, of the holders of one-third of the issued and outstanding shares of common stock of the Company and entitled to vote as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
If a quorum is not present at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast at the Annual Meeting may adjourn the Annual Meeting until a quorum is present. Abstentions shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.
Vote Required
Exchange Listing Deadline Extension Proposal.   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the extension of the period in which the Company may consummate an Exchange Listing until December 31, 2030, provided a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the Exchange Listing Deadline Extension Proposal, in accordance with the recommendation of the Board.
Commitment Period Extension Proposal.   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the extension of the Commitment Period for each stockholder until December 31, 2028, provided a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the Commitment Period Extension Proposal, in accordance with the recommendation of the Board.
Director Election Proposal.   The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast at the Annual Meeting and the election of directors in a contested election requires a plurality of the votes cast at the Annual Meeting, provided a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the Director Election Proposal, in accordance with the recommendation of the Board.
Auditor Ratification Proposal.   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the Auditor Ratification Proposal, in accordance with the recommendation of the Board.
Additional Solicitation.   If there are not enough votes to approve any proposals at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast at the Annual Meeting may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the presiding officer of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of 2026 Annual Meeting of Stockholders, and proxy card.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in-person and/or by telephone or facsimile transmission by directors, the director nominees, or executive officers of the Company and/or officers or personnel of Stone Point Credit Adviser LLC (the “Adviser,” or together with its credit-focused affiliates “Stone Point Credit,” an affiliate of Stone Point Capital LLC and, collectively “Stone Point”), the Company’s investment adviser or its affiliates. The Adviser is located at 20 Horseneck Lane, Greenwich,

Connecticut 06830. No additional compensation will be paid to directors or executive officers of the Company or personnel of the Adviser or its affiliates for such services in connection with this meeting.
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth, as of October 16, 2026, the beneficial ownership of each director and executive officer of the Company, and the executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company.
Name and Address of Beneficial Owner(1)	Number of Shares Owned Beneficially(2)	Percentage of Class(3)
Interested Directors
Scott J. Bronner	37,948	*%
David J. Wermuth	—	—%
Independent Directors
Jennifer J. Burleigh	—	—%
Scott E. Heberton	—	—%
Peter E. Roth	—	—%
Executive Officers
Steven P. Henke	5,119	*%
Brian J. Rooder	—	—%
All executive officers and directors as a group (seven persons)	43,067	*%

*
Represents less than 1%

(1)
The address for each of the Beneficial Owners is 20 Horseneck Lane, Greenwich, Connecticut 06830.

(2)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)
Based on a total of 71,392,436 shares issued and outstanding on October 16, 2026.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of October 16, 2026. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Scott J. Bronner	Over $100,000
David J. Wermuth	None
Independent Directors
Jennifer J. Burleigh	None
Scott E. Heberton	None
Peter E. Roth	None

(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: EXTENSION OF THE PERIOD TO CONSUMMATE AN EXCHANGE LISTING UNTIL DECEMBER 31, 2030
The Company is asking its stockholders to approve an extension of the period in which the Board of Directors of the Company may determine to list the Company’s shares of common stock, par value $0.001 per share (“Common Stock”), on a national securities exchange (“Exchange Listing”) by approximately three years from December 21, 2027 (i.e., the seven-year anniversary of the Company’s commencement of operations) to December 31, 2030 (the “Exchange Listing Deadline Extension Proposal”).
The Board believes that such an extension would enhance the Company’s ability to successfully complete an Exchange Listing, including in a potentially more favorable market environment, and permit the Company to continue pursuing its investment strategy. The Company has disclosed in its recent public filings that the Company is operating in a period of capital markets disruption and economic uncertainty, which has impacted general economic and market conditions, including, among other things, changing interest rates, increased repurchase requests from stockholders in other private credit investment vehicles and concerns regarding credit quality of certain portfolio companies, including in the software and artificial intelligence sectors.
As a result of the current market backdrop, as described further below, the Board of Directors of the Company, including all of the Directors that are not “interested persons” (as defined in the 1940 Act) of the Company (the “Independent Directors”), in consultation with their independent legal counsel, determined that it would be in the best interest of the Company and its stockholders to approve an extension of the period in which the Board may determine to pursue an Exchange Listing by approximately three years from December 21, 2027 to December 31, 2030. An Exchange Listing could occur at any time in the Board’s discretion and will be subject to a variety of factors, including market conditions.
Background
In connection with the private placement of its Common Stock (the “Private Offering”), the Company disclosed to its stockholders in the private placement memorandum for the Private Offering (the “PPM”) that the Board of Directors may in the future determine to pursue an Exchange Listing of the Common Stock and:
“If the Company has not consummated an Exchange Listing prior to the seven year anniversary of the Commencement Date (the “Exchange Listing Deadline”), the Company may determine to (but shall not be obligated to) offer Shareholders the option to restructure their investment in the Company by either (i) exchanging all or a portion of their shares of Common Stock and any unfunded Capital Commitment in the Company for an interest in an entity (a “Liquidating Vehicle”) that would seek to liquidate and distribute to its shareholders the proceeds of its investments over time as such Liquidating Vehicle is liquidated in an orderly manner and/or (ii) exchanging their shares of Common Stock for shares in a newly formed entity that will elect to be treated as a BDC under the 1940 Act and a RIC under Subchapter M of the Code, and which may, among other things, seek to publicly list its shares of common stock. Any such restructuring may be predicated upon the Company obtaining an exemptive order from the SEC, as well as applicable approvals from the Board and/or Shareholders. If the Company does not effectuate any such restructuring and has not consummated an Exchange Listing prior to the Exchange Listing Deadline, the Board (subject to any necessary Shareholder approvals and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.”
The Board, including all of the Independent Directors, regularly reviews the long-term strategic plan of the Company with the goal of maximizing stockholder value. At its regularly scheduled meeting on August 13, 2026, the Board discussed with representatives from the Adviser various options for a liquidity event for the Company under current market conditions, including an Exchange Listing, within the period set forth in the PPM.
At a special meeting of the Board held on September 29, 2026, the Board, including all of the Independent Directors, determined that, given current market conditions, seeking an extension of the period in which the Board may determine to pursue an Exchange Listing would be in the best interests of the Company and its stockholders. In reaching this determination, the Board, in consultation with representatives of the Adviser, considered the Company’s disclosure to stockholders during the Private Offering, including in the PPM and in the Company’s current and periodic reports filed under the Securities Exchange Act of 1934, as amended. The Board discussed that while the Company’s disclosure does not impose an obligation on the Company to pursue an Exchange Listing or a restructuring of stockholders’ investments in the Company by a certain date or at all, the Board believes that such an extension would permit the Company to enhance stockholder value by continuing to execute on its investment strategy while continuing to evaluate potential strategic transactions for the Company, including an Exchange Listing, under potentially more favorable market conditions. The Board considered that it may not be in the best interests of stockholders to pursue an Exchange Listing in the current volatile market environment. The Board recognized that there is no guarantee that market conditions for an Exchange Listing would improve during the extension of the period in which the Board may determine to pursue an Exchange Listing, that it was possible that the Company would not be able to conduct an Exchange Listing during such extended period or at all, and that the value of the Company’s investments could decline from their current values as a result of future events or market sentiment. After consideration of all relevant factors, the Board is requesting that stockholders approve the extension of the period under which the Board may consummate an Exchange Listing of the Common Stock to December 31, 2030.
In addition, at the special meeting held on September 29, 2026, the Board, including all of the Independent Directors, approved an amended and restated investment advisory agreement between the Company and the Adviser (the “Amended and Restated Investment Advisory Agreement”), contingent upon stockholder approval of both the Exchange Listing Deadline Extension Proposal and the Commitment Period Extension Proposal (as described later in this Proxy Statement), pursuant to which:
(i)
the base management fee payable by the Company to the Adviser would be reduced from an annual rate of 1.30% of the average value of gross assets (excluding cash and cash equivalents) to an annual rate of 1.00% of the average value of gross assets (excluding cash and cash equivalents) (the “Base Management Fee”); and

(ii)
revise the calculation of the incentive fee based on income (the “Investment Income Incentive Fee”) to provide for a three-year look-back provision intended to subject the Investment Income Incentive Fee payment to a cap (the “Incentive Fee Cap”) equal to (x) 15% of the Cumulative Pre-Incentive Fee Net Return (as defined below) in respect of the current calendar quarter and the eleven preceding calendar quarters or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commence on or after April 1, 2027 (such period, the “Trailing Twelve Quarters”), less (y) the aggregate Investment Income Incentive Fees that were paid to the Adviser in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. “Cumulative Pre-Incentive Fee Net Return” means the sum of (x) pre-incentive fee net investment income in respect of the Trailing Twelve Quarters and (y) Adjusted Capital Returns in respect of the Trailing Twelve Quarters. “Adjusted Capital Returns” in respect of a particular period means the sum of aggregate realized capital losses and aggregate realized capital gains in respect of such period.

The Board considered that the Amended and Restated Investment Advisory Agreement, including the foregoing provisions, would result in a lower Base Management Fee and Incentive Fees paid by the Company to the Adviser and that all other material terms of the current Investment Advisory Agreement disclosed later in this Proxy Statement would be unchanged. Effectiveness of the Amended and Restated Investment Advisory Agreement is contingent upon stockholder approval of both the Exchange Listing Deadline Extension Proposal and the Commitment Period Extension Proposal. If either Proposal is not approved by the Company’s stockholders, then the Company will not enter into the Amended and Restated Investment Advisory Agreement and the current Investment Advisory Agreement would remain in effect.
After consideration of these and other factors, the Board, including all of the Independent Directors, concluded that it would be in the best interests of stockholders to seek approval from the stockholders of a three-year extension of the period in which the Company may seek to consummate an Exchange Listing. The Board concluded that such an extension would permit the Company to continue investment operations, uninterrupted, in order to take advantage of the potential for attractive investment opportunities that may arise in a volatile and uncertain market environment while the Board would continue to consider the most appropriate timing and structure for an Exchange Listing or alternative strategic transaction for the Company. During such extension, the Board will continue to discuss with the Adviser the Adviser’s plans for the

Company as the Adviser continues to evaluate and consider potential alternatives for an Exchange Listing or if it is appropriate to commence an orderly liquidation or wind down of the Company.
Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve the Exchange Listing Deadline Extension Proposal. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Exchange Listing Deadline Extension Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXCHANGE LISTING DEADLINE EXTENSION PROPOSAL.
If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the Exchange Listing Deadline Extension Proposal, in accordance with the recommendation of the Board.

PROPOSAL II: EXTENSION OF THE COMMITMENT PERIOD FOR EACH STOCKHOLDER UNTIL DECEMBER 31, 2028
The Company is asking its stockholders to approve an extension of the Commitment Period (as defined below) by two years from December 31, 2026 to December 31, 2028 (the “Commitment Period Extension Proposal”).
The Board believes that such an extension, together with the extension of the period to consummate an Exchange Listing described in the Exchange Listing Deadline Extension Proposal, would enhance the Company’s ability to successfully complete an Exchange Listing or an alternative strategic transaction, including in a potentially more favorable market environment, and permit the Company to continue pursuing its investment strategy.
As a result of the current market backdrop, which was described above in the Exchange Listing Deadline Extension Proposal and as described further below, the Board of Directors of the Company, including all of the Independent Directors, determined that it would be in the best interest of the Company and its stockholders to approve an extension of the Commitment Period from December 31, 2026 (or later such date for certain stockholders) to December 31, 2028 for all stockholders.
Background
In connection with the Private Offering, the Company’s stockholders irrevocably committed to purchase shares of Common Stock from time to time on or after the date on which such stockholder’s subscription agreement is accepted by the Company and prior to the expiration of the Commitment Period for an aggregate purchase price up to such stockholder’s Capital Commitment.
The “Commitment Period” for stockholders admitted to the Company prior to December 21, 2022 continues until the five year anniversary of the date on which the Company first issued shares to investors not affiliated with the Company or the Adviser (the “Commencement Date”); provided, however, that the Commitment Period for any stockholder that made its initial Capital Commitment after December 21, 2022, which was the two year anniversary of the Commencement Date, extends until the three year anniversary of such stockholder’s initial Capital Commitment.
As described in the Exchange Listing Deadline Extension Proposal, the Board, including all of the Independent Directors, regularly reviews the Adviser’s long-term strategic plan of the Company with the goal of maximizing stockholder value. At its regularly scheduled meeting on August 13, 2026, the Board considered that the current volatile market environment may present investment opportunities that would be beneficial to the long-term value of the Common Stock held by stockholders and that an extension of the Commitment Period would permit the Company to continue to invest proceeds from the Private Offering and reinvest the proceeds from investment payoffs into new investment opportunities with attractive risk-adjusted returns. The Board also considered that the extension of the Commitment Period does not alter the terms by which stockholders are required to fund their Capital Commitment nor require any increase in any stockholder’s Capital Commitment.
At a special meeting of the Board held on September 29, 2026, the Board, including all of the Independent Directors, approved an Amended and Restated Investment Advisory Agreement contingent upon stockholder approval of each of the Exchange Listing Deadline Extension Proposal and the Commitment Period Extension Proposal. For a description of the terms of the Amended and Restated Investment Advisory Agreement, see the Exchange Listing Deadline Extension Proposal above.
The Board considered that the Amended and Restated Investment Advisory Agreement, including the provisions in the Amended and Restated Investment Advisory Agreement, would result in a lower Base Management Fee and Incentive Fees (each as defined in the Exchange Listing Deadline Extension Proposal) paid by the Company to the Adviser and that all other material terms of the current Investment Advisory Agreement disclosed later in this Proxy Statement would be unchanged. As noted under Proposal I above, effectiveness of the Amended and Restated Investment Advisory Agreement is contingent upon stockholder approval of both the Exchange Listing Deadline Extension Proposal and the Commitment Period Extension Proposal. If either Proposal is not approved by the Company’s stockholders, then the Company will not enter into the Amended and Restated Investment Advisory Agreement and the current Investment Advisory Agreement would remain in effect.

After consideration of these and other factors, the Board, including all of the Independent Directors, in consultation with their independent legal counsel, concluded that it would be in the best interests of stockholders to seek approval from the stockholders of an extension of the Commitment Period until December 31, 2028 in order to permit the Company to continue investment operations, uninterrupted, and to seek to take advantage of the potential for attractive investment opportunities that may arise in a volatile and uncertain market environment.
Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve the Commitment Period Extension Proposal. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMMITMENT PERIOD EXTENSION PROPOSAL.
IF YOU VALIDLY SIGN AND RETURN YOUR PROXY CARD, BUT GIVE NO INSTRUCTIONS ON THE PROXY CARD, THE SHARES COVERED BY THE PROXY CARD WILL BE VOTED FOR THE COMMITMENT PERIOD EXTENSION PROPOSAL, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD.

PROPOSAL III: ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of our Board. Pursuant to our charter, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Annual Meeting, two Class III directors shall be elected to each serve for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her respective successor is duly elected and qualified.
Each of Peter E. Roth and David J. Wermuth has been nominated for election for a three-year term expiring in 2029. If elected, Messrs. Roth and Wermuth will continue to serve on the Company’s Board. Messrs. Roth and Wermuth are not being nominated for election pursuant to any agreement or understanding between Messrs. Roth and Wermuth and the Company or any other person or entity.
Each of Mr. Roth and Mr. Wermuth has consented to being named in this Proxy Statement and to serving as a director if re-elected at the Annual Meeting. Accordingly, the Board has no reason to believe that Mr. Roth or Mr. Wermuth will be unable or unwilling to serve.
If the nominees should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement.
Information About the Director Nominees and Current Directors
As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his or her field and the relevant knowledge and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board and contribute to the success of the Company, and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the Board represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.
Nominees for Class III Directors — Term Expiring 2029
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
David J. Wermuth, 58	Chairman of the Board of Directors	Class III Director since 2020; Term expires 2026.	Managing Director and General Counsel of Stone Point Credit, Co-President, Chief Operating Officer and General Counsel of Stone Point Capital	2	Trustee of Stone Point Credit Income Fund, Director of AmTrust Financial, Freepoint Commodities, Safe-Guard Products International, SKY Harbor Capital Management, Tivity Health and Truist Insurance.

David J. Wermuth is an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Mr. Wermuth is the Chairman of the Board of Directors of the Company, Managing Director and General Counsel of the Adviser, Co-President, Chief Operating Officer and General Counsel of Stone Point Capital, a member of the Investment Committees of the Adviser and the general partners of the Stone Point Private Equity Funds, and a member of the Valuation Committee of the Adviser. Mr. Wermuth is also a member of Stone Point’s Risk and Compliance Committees and currently serves on the board of Stone Point Credit Income Fund. He joined the Stone Point platform in 1999 from Cleary, Gottlieb, Steen & Hamilton LLP, where from 1996 to 1999 he was a corporate attorney specializing in mergers and acquisitions. Prior to joining Cleary Gottlieb, Mr. Wermuth served as a law clerk to a federal judge of the U.S. Court of Appeals for the Ninth Circuit and as an auditor for KPMG Peat Marwick. Mr. Wermuth holds a B.A. from Yale University, an M.B.A. from the New York University Leonard N. Stern School of Business and a J.D. from Cornell Law School.
We believe that Mr. Wermuth’s broad and extensive experience in the investment industry, high personal integrity and strong business judgment supports his membership on our Board.
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Peter E. Roth, 67	Director, Chairman of the Audit Committee	Class III Director since 2020; Term expires 2026.	Retired, Managing Partner of the Rothpoint Group LLC	2	Trustee of Stone Point Credit Income Fund, Director of St. Mary’s Healthcare System for Children and City of London Investment Group plc.
Peter E. Roth is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Mr. Roth is Chair of the Audit Committee of the Company, and also an Independent Trustee and Chair of the Audit Committee of Stone Point Credit Income Fund. Mr. Roth is a Non-Executive Director and Senior Independent Director of the City of London Investment Group plc, a publicly traded (London Stock Exchange) asset management firm. He is also Chairman of the Audit Committee and a member of the Nominations and Remuneration Committees. In the non-profit sector, he serves on the Board of St. Mary’s Healthcare System for Children and is Chairman of the Finance Committee and a member of the Executive Committee. Mr. Roth had a 35 year plus career in the financial services industry. He was the head of investment banking at Fox, Pitt, Kelton Inc for thirteen years and a member of the firm’s Operating Committee. At Keefe, Bruyette & Woods, he joined as the Head of Insurance Investment Banking and later became the Chief Executive Officer of KBW Asset Management, an SEC registered investment firm specializing in the financial services industry. He served on the firm’s Operating Committee and was a member of the Board of Directors of KBW, Inc. at the time of its initial public offering. Mr. Roth received a Bachelor of Arts degree from the University of Pennsylvania and Master’s of Business Administration from The Wharton School at the University of Pennsylvania.
We believe that Mr. Roth’s extensive financial services experience, achievements in public and private sectors, high personal integrity and strong business judgment supports his membership on our Board.

Current Directors — Not up for election at the Annual Meeting.
Class I Director — Term Expiring 2027
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Jennifer J. Burleigh, 60	Director, Chairwoman of the Nominating and Corporate Governance Committee	Class I Director since 2020; Term expires 2027.	Retired, Director of Concord Academy and Director of The Caedmon School (July 2015 – July 2021)	2	Trustee of Stone Point Credit Income Fund and Director of Concord Academy.
Jennifer J. Burleigh is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Ms. Burleigh is Chair of the Nominating and Governance Committee of the Company. Ms. Burleigh is also an Independent Trustee and Chair of the Nominating and Governance Committee of Stone Point Credit Income Fund. Ms. Burleigh, a retired partner of Debevoise & Plimpton, focused her legal practice on advising sponsors of private investment funds covering a broad array of strategies, including leveraged buyout, energy/infrastructure, real estate, mezzanine and distressed debt and equity. Ms. Burleigh had significant experience in emerging markets fund formation, including assisting emerging market-based sponsors in accessing international markets. Ms. Burleigh also advised with respect to asset manager spin-outs, strategic investments in private investment firms and the establishment of new investment firms. Ms. Burleigh joined Debevoise in 1994, becoming a partner in 2002. She retired from practice in 2014 and has devoted her time to non-profit work and writing fiction. Ms. Burleigh currently serves on the board of Concord Academy in Concord, Massachusetts. Ms. Burleigh received her B.A. with honors from Stanford University in 1989, and her J.D. in 1994 from Columbia Law School, where she was a Harlan Fiske Stone Scholar and a managing editor of the Columbia Law Review.
We believe that Ms. Burleigh’s substantial experience in the investment industry, including her work with various investment strategies, achievements in the public and private sectors, high personal integrity and strong business judgment supports her membership on our Board.
Class II Directors — Term Expiring 2028
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Scott J. Bronner, 42	Director and President	Class II Director since 2020; Term expires 2028	Head of Stone Point Credit; Managing Director of Stone Point Capital	2
Trustee of Stone Point Credit Income Fund, Director of Consilio, Cross Ocean Partners, Gordon Brothers, OnBoard Partners, Tree Line Capital Partners, Stretto and Vervent, Previously Director of Eagle Point.

Scott J. Bronner is an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Mr. Bronner is the President of the Company, Head of Stone Point Credit and Managing Director of Stone Point Capital, and a member of the Credit Investment Committee, Allocation Committee and Valuation Committee of the Adviser. Mr. Bronner currently serves on the board of Stone Point Credit Income Fund. Prior to joining the Stone Point platform in 2009, Mr. Bronner was an Analyst in the Private Equity Division at Lehman Brothers Inc. Mr. Bronner holds a B.A. from Amherst College.
We believe that Mr. Bronner’s broad and extensive experience in the investment industry, high personal integrity and strong business judgment supports his membership on our Board.
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Scott E. Heberton, 60	Director	Class II Director since 2020; Term expires 2028	Head of FIG Investment Banking and Capital Markets at Wells Fargo	2	Trustee of Stone Point Credit Income Fund.
Scott E. Heberton is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Mr. Heberton currently serves as an Independent Trustee of Stone Point Credit Income Fund. Mr. Heberton currently serves as an Advisor to Lovell Minnick Partners and a Board Member following his retirement from Wells Fargo Securities in 2019. During his tenure at Wells Fargo Securities, Mr. Heberton served for over 10 years as Head of FIG Investment Banking and Capital Markets. He was a member of the Investment Bank’s Operating Committee as well as the Investment Banking Commitment Committee and Advisory Committee. Mr. Heberton’s extensive career in Financial Services has been primarily focused on advisory work and capital raising for the industry verticals of Specialty Finance, Residential and Commercial Real Estate and Alternative Asset Management. Mr. Heberton earned his M.B.A. from The Fuqua School of Business at Duke University and holds a Bachelor of Arts degree in Economics from the University of Virginia.
We believe that Mr. Heberton’s broad and extensive experience in investment banking and capital markets, high personal integrity and strong business judgment supports his membership on our Board.

(1)
The business address of the director nominees and other directors is c/o Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830.

(2)
The Fund Complex consists of the Company and Stone Point Credit Income Fund.

Information about Executive Officers Who Are Not Directors
The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. The executive officers who are not directors of the Company are elected annually by the Board for such terms as shall be determined from time to time by the Board.
Name, Address, and Ages(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Steven P. Henke, 42	Chief Financial Officer (since 2025)	Vice President of Stone Point Credit
Brian J. Rooder, 50	Chief Compliance Officer, Secretary (since 2024)	Chief Compliance Officer and Counsel at Stone Point Credit, Managing Director and Senior Compliance Counsel at TPG Angelo Gordon

(1)
The business address of the executive officers is c/o Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830.

Steven P. Henke is the Chief Financial Officer of the Company and a Vice President of Stone Point Credit. Mr. Henke has been with Stone Point Credit since 2020 and is a member of the Credit Valuation Committee, the Risk and Compliance Committees, and the Disclosure Controls Committees. Previously, Mr. Henke was a Controller at TriplePoint Capital and Medley Capital and an Audit Manager at Ernst & Young. Mr. Henke holds a B.S. in Accounting from Fordham University and is a Certified Public Accountant in New York.
Brian J. Rooder is the Chief Compliance Officer and Secretary of the Company and Chief Compliance Officer and Counsel at Stone Point Credit. Mr. Rooder is also a member of the Risk and Compliance Committees, the Disclosure Controls Committees and an observer of the Credit Valuation Committee. Mr. Rooder joined Stone Point Credit in June 2024 from TPG Angelo Gordon where from 2018 to 2024 he was a Managing Director and Senior Compliance Counsel. Prior to joining TPG Angelo Gordon, Mr. Rooder was the Chief Compliance Officer & Associate General Counsel of Pretium Partners from 2017 to 2018. In addition, Mr. Rooder was an Associate at Ropes & Gray and Davis Polk. Mr. Rooder holds a B.A. from the State University of New York at Albany, and a J.D. from Fordham University School of Law.
Director Independence
Our Board annually determines each director’s independence. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.
The Board has determined that each of the directors and the director nominees is independent and has no material relationship with the Company, except as a director, with the exception of David J. Wermuth and Scott J. Bronner. David J. Wermuth and Scott J. Bronner are interested persons of the Company due to their positions as members of management of Stone Point.
Board Leadership Structure
Our business and affairs are managed under the direction of our Board. Among other things, our Board approves broad policies for us and approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers. The role of any individual director is one of oversight and not of management of our day-to-day affairs.
Under our amended and restated bylaws, our Board may designate one of our directors as chair to preside over meetings of our Board and meetings of stockholders and to perform such other duties as may be assigned to him or her by our Board. We do not have a fixed policy as to whether the Chair of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and our stockholders at such times.
Presently, David J. Wermuth serves as the Chairman of our Board. Mr. Wermuth is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Managing Director and General Counsel of the Adviser and Co-President, Chief Operating Officer and General Counsel of Stone Point Capital. We believe that Mr. Wermuth’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Wermuth’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each comprised solely of Independent Directors, and the appointment of a chief compliance officer, with whom the Independent Directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our Independent Directors meet separately (i) as part of each regular Board meeting with their independent legal counsel and (ii) with our Chief Compliance Officer, as part of at least one Board meeting each year.
Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.
Board of Directors Role in Risk Oversight
Our Board oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our Board implements its risk oversight function both as a whole and through its committees. While providing oversight, our Board and its committees receive reports on the Company’s and the Adviser’s activities, including among other reports, reports specific to our investment portfolio and financial accounting and reporting.
As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
Our Board also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with the federal securities laws and our internal compliance policies and procedures as well as those of the Adviser. The Board also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our key service providers, including our sub-administrator, custodian and transfer agent.
The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our Board meets periodically with the Adviser to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Directors are encouraged to communicate directly with senior members of our management.
Our Board believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and there are restrictions regarding investments in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, the Adviser and our other service providers.
We recognize that different board of directors’ roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Committees of the Board of Directors
Our Board currently has two committees: an Audit Committee and a Nominating and Corporate Governance Committee. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. During the fiscal year ended 2025, our Board held four meetings, the Audit Committee held four meetings, and the Nominating and Corporate Governance Committee held one meeting. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve during the fiscal year ended 2025. One of the Independent Directors attended the Company’s 2025 annual meeting of stockholders, while the Chairman and President also attended.
Audit Committee.   The Audit Committee is currently composed of all of the Independent Directors. Peter E. Roth serves as Chair of the Audit Committee. The Board has determined that Mr. Roth is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Roth, Ms. Burleigh, and Mr. Heberton meet the current requirements of Rule 10A-3 under the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee, a copy of which is attached to this Proxy Statement as Annex A. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments; selecting the Company’s independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing the Company’s annual audited financial statements, and periodic filings; and receiving the Company’s audit reports and financial statements.
Nominating and Corporate Governance Committee.   The members of the Nominating and Corporate Governance Committee are the Independent Directors. Jennifer J. Burleigh serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Nominating and Corporate Governance Committee, a copy of which is attached to this Proxy Statement as Annex B. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.
The Nominating and Corporate Governance Committee is responsible for considering stockholder recommendations for possible nominees for election as members of the Board. In considering potential candidates, the Nominating and Corporate Governance Committee will discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure. Nominees for members of the Board must, at a minimum, comply with the independence and other applicable requirements of any applicable securities exchange listing rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee’s charter. Additionally, nominees must have the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates. In evaluating nominees, the Nominating and Corporate Governance Committee may also consider whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes.
Communication with the Board of Directors
Stockholders with questions about the Company are encouraged to contact the Company’s stockholder relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to the Chairman of the Board of Directors, c/o Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board, as appropriate.
Code of Ethics
The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. The code of ethics generally will not permit investments by the Company’s and the Adviser’s personnel in securities that may be purchased or sold by the Company.
Compensation of Executive Officers
The Company does not currently have any employees and does not expect to have any employees. Each of the Company’s executive officers is an employee of the Adviser and/or one of its affiliates. The Company’s day-to-day investment operations will be managed by the Adviser. Most of the services necessary for the origination and management of the Company’s investment portfolio will be provided by investment professionals employed by the Adviser and/or its affiliates.
None of the Company’s executive officers will receive direct compensation from the Company. Certain of the Company’s executive officers and other members of the investment team, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser or its affiliates (including any fees payable to the Adviser under the terms of an investment advisory agreement between the Company and the Adviser (the “Investment Advisory Agreement”), less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement). The Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to the Company’s executive officers in addition to their ownership interest.
Compensation of Independent Directors
The Independent Directors’ annual fee is $100,000 plus $2,500 per each scheduled quarterly Board meeting attended, plus an additional $35,000 per year to be paid to the Chair of the Audit Committee and an additional $2,500 per year to be paid to the Chair of the Nominating & Corporate Governance Committee. The Independent Directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending any meeting. No compensation is expected to be paid to the Interested Directors with respect to the Company.
The following table sets forth compensation of the Company’s Independent Directors for the fiscal year ended December 31, 2025.
Name	Fees Earned(1)	Stock Awards(2)	All Other Compensation
Jennifer J. Burleigh	$112,500	—	—
Scott E. Heberton	$110,000	—	—
Peter E. Roth	$145,000	—	—

(1)
No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Certain Relationships and Related Party Transactions
As of January 1, 2021, an affiliate of the Wafra Investment Advisory Group, an SEC-registered alternative investment manager (the “Wafra Investor”), holds an indirect, passive, minority stake representing approximately 20% of the equity interest in Stone Point Credit’s management company, which entitles the Wafra Investor to receive a share of the profits and fees received by the investment funds, accounts and investment vehicles managed by the Adviser, including the Company (the “Credit Vehicles”). The Wafra Investor is an independent third party that may choose to invest directly in the same companies as the Company or indirectly through other interests it holds, either at the same time or at different times, and may compete for investments directly and through other interests it holds, so as a potential competitor and independent party acting in its own interests, its financial and other interests could conflict with the interests of the Credit Vehicles and their respective limited partners or stockholders. However, the Wafra Investor is a passive stockholder who does not have the right to participate in the investment process or the day-to-day management of the Adviser or the Credit Vehicles.
Related Party Transactions Policy and Procedure
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, a majority of the Board or the chairperson of the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the members of the Audit Committee oversee, on an ongoing basis, and conduct a prior review of all transactions between the Company and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the Company’s proxy statement.
As a business development company, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals, including prohibited transactions under the 1940 Act.
Stone Point Funds
Actions taken by the Adviser and its affiliates on behalf of the Stone Point Capital private equity funds or other credit private funds and accounts (the “Stone Point Funds”) may be adverse to the Company and its investments, which could harm the Company’s performance. For example, the Company may invest in the same credit obligations as other Stone Point Funds, although, to the extent permitted under the 1940 Act and the terms of the co-investment exemptive order applicable to the Company, as described below under “Co-Investment with Third Parties,” the Company’s investments may include different obligations or levels of the capital structure of the same issuer. Decisions made with respect to the securities held by one Stone Point Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Stone Point Funds (including the Company).
Material Non-Public Information
Certain members of the Adviser may serve on investment or similar governing committees of our portfolio companies, including those that engage in asset management. As a result, the Adviser and its affiliates may from time to time acquire confidential or material non-public information that they will not be able to use for our benefit, which may lead to us not being able to initiate a transaction that it otherwise might have initiated and not being able to sell an investment that it otherwise might have sold. Also, in connection with investments by other Stone Point Funds, the Adviser and its affiliates and/or portfolio companies of such other Stone Point Funds may enter into confidentiality, exclusivity, non-competition or similar agreements that may limit our ability to pursue an investment in one or more companies. In addition, as a result of existing investments and activities, the Adviser and the investment team may from time to time acquire confidential information that they will not be able to use for our benefit. Furthermore, by reason of their responsibilities in connection with their other activities in general, certain of the Adviser’s personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. In those instances, we will not be free to act upon any such information. Due to these restrictions, we may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell a portfolio investment that we otherwise might have sold. Conversely, we may not have access to material non-public information in the possession of other Stone Point Funds which might be relevant to an investment decision to be made by us, and we may initiate a transaction or sell a portfolio investment which, if such information had been known to it, may not have been undertaken.
Conflicts of Interest Relating to Certain Investments
We do not expect to invest in, or hold securities of, companies that are controlled by the Adviser or an affiliate’s other clients. However, the Adviser or an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If the Adviser or an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, the Adviser may be unable to implement our investment strategies as effectively as it could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, the Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, the Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than us as a result of such transactions, interests may not be aligned.
Co-investment with Third Parties
We may co-invest in portfolio companies with third parties (including, in certain circumstances, investment funds, accounts and investment vehicles managed by the Adviser and certain of its affiliates) through partnerships, joint ventures or other arrangements. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party co-venturer or partner may at any time have economic or business interests or goals that are inconsistent with ours or may be in a position to take action contrary to our investment objectives or may default on our obligations. In addition, we may under certain circumstances be liable for actions of their third-party co-venturers or partners.
We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the directors who are not interested persons and, in some cases, the prior approval of the SEC. On June 14, 2022, the SEC granted us exemptive relief, or the Order, that permits us to co-invest alongside other funds/vehicles managed by the Adviser or certain of its affiliates, or alongside the Adviser or certain of its affiliates in a principal capacity, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. The Order provides that, in connection with any co-investment transaction, we will receive our pro rata share of any transaction fees, based on our relative share of the amount invested or committed, as applicable, in the transaction. The Adviser’s investment allocation policy seeks to ensure equitable allocation of investment opportunities between us and other separately managed accounts, or the Credit Funds, and certain affiliates of the Adviser. While an affiliated broker-dealer or other financial affiliate, or Financial Affiliate, of the Adviser from time to time may be permitted, subject to the terms of the Order, to participate as principal in a co-investment transaction in which we also participate, in no event will the Financial Affiliate acquire any such investment at a price more favorable than that offered to us. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other Credit Funds that could avail themselves of the exemptive relief.
In situations when co-investment with other Credit Funds is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions the Order, the Adviser and/or its affiliates will need to decide which client or clients will proceed with the investment.
Investment Advisory Agreement
The Company entered into the Investment Advisory Agreement dated December 1, 2020 with the Adviser. The Board most recently approved the continuance of the Investment Advisory Agreement in November 2025 and evaluated the contingent changes to the Investment Advisory Agreement discussed above in

September 2026. All information regarding management and incentive fees for the year ended 2025 in the following paragraphs is presented as under the current agreement.
Pursuant to the current Investment Advisory Agreement, the Adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services. Among other things, the Adviser (i) determines the composition and allocation of the Company’s investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments made by the Company; (iii) performs due diligence on prospective portfolio companies; (iv) executes, closes, services and monitors the Company’s investments; (v) determines the securities and other assets that the Company will purchase, retain or sell; (vi) arranges financings and borrowing facilities for the Company and (vii) provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds and (viii) to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any sub-adviser and any administrator, provides significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in Board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is generally free to furnish similar services to other entities so long as its performance under the Investment Advisory Agreement is not adversely affected.
Under the Investment Advisory Agreement, the Company pays the Adviser (i) a base management fee and (ii) an incentive fee as compensation for the investment advisory and management services it provides the Company thereunder.
Base Management Fee
The Company pays to the Adviser an asset-based fee (the “Management Fee”) for management services in an amount equal to an annual rate of 1.30% of the average value of the Company’s gross assets (excluding cash and cash equivalents) as of the last day of the most recently completed calendar quarter and the last day of the immediately preceding calendar quarter payable quarterly in arrears. The Management Fee for any partial quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters.
For the year ended December 31, 2025, Management Fees were $35,043,000.
Incentive Fee
Pursuant to the current Investment Advisory Agreement, we pay the Adviser an incentive fee, or the Incentive Fee, as set forth below. The Incentive Fee consists of two parts. The first part, or the Investment Income Incentive Fee, will be calculated and payable following the Incentive Commencement Date on a quarterly basis, in arrears, and will equal 15% of “pre-incentive fee net investment income” for the immediately preceding calendar quarter, subject to a quarterly preferred return of 1.75% (i.e., 7% annualized) measured on a quarterly basis and a “catch-up feature”. For purposes of computing the initial installment of the Investment Income Incentive Fee, because the Incentive Commencement Date does not fall on the first day of a calendar quarter, the initial payment of the Investment Income Incentive Fee shall be payable for the period that commences on the Incentive Commencement Date through the last day of the first complete calendar quarter immediately following the Incentive Commencement Date (March 31, 2025), and, thereafter, at the end of each subsequent calendar quarter as described above. The second part, or the Capital Gains Incentive Fee, will be an annual fee that will also commence with the period beginning on the Incentive Commencement Date and will be determined and payable following the Incentive Commencement Date, in arrears, as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 15% of realized capital gains, if any, determined on a cumulative basis from the Incentive Commencement Date through the end of such calendar year (or upon termination of the Investment Advisory Agreement), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the Incentive Commencement Date (based on the fair market value of each investment as of such date) through the end of such calendar year (or upon termination of the Investment Advisory Agreement), less the aggregate amount of any previously paid Capital Gains Incentive Fees. For the purpose of computing the Capital Gains Incentive Fees, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly.
Pre-incentive fee net investment income means interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Base Management Fee, expenses payable to the Administrator under the Administration Agreement, any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding (x) the Incentive Fee and (y) any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as debt instruments with payment-in-kind, or PIK, interest and zero-coupon securities), accrued income that we have not yet received in cash. The Adviser is not obligated to return to us the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash.
The second component of the Incentive Fee is the Capital Gains Incentive Fee. The Capital Gains Incentive Fee is payable at the end of each calendar year in arrears and equals, commencing on the Incentive Commencement Date, and equals 15.0% of cumulative realized capital gains, net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the Incentive Commencement Date to the end of each calendar year. Each year, the Capital Gains Incentive Fee will be paid net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. We will accrue, but do not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. For the purpose of computing the Capital Gains Incentive Fee, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative financial instrument or swap, will be included on a cumulative basis in the calculation of the capital gains incentive fee.
For the year ended December 31, 2025, Incentive Fees were $21,228,000.
The Administrator; Sub-Administrator
Stone Point Credit Adviser LLC also serves as the administrator of the Company (in such capacity, the “Administrator”). Subject to the supervision of the Board, the Administrator provides the administrative services necessary for the Company to operate and the Company will utilize the Administrator’s office facilities, equipment and recordkeeping services. The Company will reimburse the Administrator for all reasonable costs and expenses incurred by the Administrator in providing these services, facilities and personnel, as provided by the Administration Agreement. There will be no separate fee paid in connection with the services provided under the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties, and the Company will reimburse the expenses of these parties incurred directly and/or paid by the Administrator on the Company’s behalf.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.
The Administrator has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with Harmonic Fund Services (the “Sub-Administrator”) under which the Sub-Administrator provides various accounting and other administrative services with respect to the Company. The Company pays the Sub-Administrator fees for services the Adviser determines are commercially reasonable in its sole discretion. The Company also reimburses the Sub-Administrator for all reasonable expenses. To the extent that the Sub-Administrator outsources any of its functions, the Sub-Administrator pays any compensation associated with such functions. The cost of such compensation, and any other costs or expenses under the Sub-Administration Agreement, is in addition to the cost of any services borne by the Company under the Administration Agreement.
For the year ended December 31, 2025, the Company incurred approximately $1.1 million in administrative overhead expenses under the Administration Agreement, which were recorded in the Consolidated Statements of Operations as professional fees in the Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2025, with the exception of a Form 3 filing for Steven P. Henke, which was filed late due to an administrative error.
Required Vote
The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast at the Annual Meeting and the election of directors in a contested election requires a plurality of the votes cast at the Annual Meeting, provided a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees for director in accordance with the recommendation of the Board.

PROPOSAL IV: RATIFICATION OF APPOINTMENT
OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2026 YEAR
The Audit Committee and the independent directors of the Board have selected KPMG LLP (“KPMG”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of KPMG as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
KPMG has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. A representative of KPMG will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.
The following table displays fees for professional services rendered by KPMG for the fiscal years ended December 31, 2024 and December 31, 2025:
Service	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Audit Fees	$940,000	$864,000
Audit Related Fees	—	—
Tax Fees	45,100	48,600
All Other Fees	—	—
Total	$985,100	$912,600
Audit Fees:   Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by KPMG in connection with statutory and regulatory filings.
Audit-Related Fees:   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Services Fees:   Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.
All Other Fees:   Other fees would include fees for products and services other than the services reported above.

Audit Committee Report
Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee reviewed and discussed the Company’s audited financial statements with management and KPMG, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of KPMG’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also discussed with KPMG matters relating to KPMG’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the PCAOB Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with KPMG its independence from management and the Company, as well as the matters in the written disclosures received from KPMG and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from KPMG confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with KPMG the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of KPMG’s audits and all fees paid to KPMG during the year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by KPMG for the Company. The Audit Committee has reviewed and considered the compatibility of KPMG’s performance of non-audit services with the maintenance of KPMG’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee also recommended the appointment of KPMG to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2026.
Respectfully Submitted,
The Audit Committee
Peter E. Roth (Chair)
Jennifer J. Burleigh
Scott E. Heberton

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS AUDITOR RATIFICATION PROPOSAL.
If you validly sign and return your proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the Auditor Ratification Proposal, in accordance with the recommendation of our Board.

OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.
AVAILABLE INFORMATION
We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. This information will also be available free of charge by contacting us at Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830, by telephone at (203) 862-2900 or by email at SPCreditIR@StonePoint.com.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
The Company currently expects that the 2027 Annual Meeting of Stockholders will be held in November 2027. We will consider for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on July 2, 2027, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
Any stockholder who wishes to propose a nominee to the Board to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions relating to stockholder nominees for directors and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting regarding the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Brian J. Rooder, Chief Compliance Officer and Secretary, Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830, and the proposal should be received by the Company no later than July 2, 2027 and no earlier than June 2, 2027. In the event that the date of the mailing of the notice of the 2027 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the mailing of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing for this Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for this Annual Meeting or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2027 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder’s notice.
You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.
Householding of Proxy Materials
In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Secretary of the Company, Brian J. Rooder, at our principal executive offices located at 20 Horseneck Lane Greenwich, CT 06830, by email at SPCreditIR@stonepoint.com or by phone at 203-862-2900.
By Order of the Board of Directors
/s/ David J. Wermuth

David J. Wermuth
Chairman of the Board
Greenwich, Connecticut
October 30, 2026

Annex A
STONE POINT CREDIT CORPORATION
AUDIT COMMITTEE CHARTER
I. Purpose
The audit committee (the “Audit Committee”) of Stone Point Credit Corporation, a business development company (the “Company”), is appointed by the board of directors of the Company (the “Board”) to monitor, pursuant to authority delegated to it by the Board, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company independent registered accounting firm (the “independent accountants”), (iii) the performance of the Company’s independent accountants and (iv) the compliance by the Company with legal and regulatory requirements.
II. Committee Membership
The Audit Committee shall be comprised of the number of Independent Directors as the Board shall determine from time to time, such number not to be less than three. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this Audit Committee Charter, “Independent Directors” are members of the Board who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common equity is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange rules, and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than fees received in his or her capacity as a member of the board of directors or trustees of the Company or such subsidiary or the audit committee or another committee of the board of directors or trustees of the Company or such subsidiary), and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board shall designate the members of the applicable Audit Committee. The Board shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chair.
As a matter of best practice, (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Board interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.
As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board for further action as appropriate, including a determination by the Board that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the applicable Board will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of an Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board.

III. Authority
The function of the Audit Committee is oversight. Management3 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board and Audit Committee, as representatives of the applicable Company’s shareholders. The Board and Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to shareholder ratification).
Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the applicable Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. The member of each Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.
In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.
The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee shall be given the resources, as determined by such Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
IV. Responsibilities
The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with the applicable management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.
Nothing in this Audit Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board.

3
For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants).

Pursuant to authority granted to it by the Board, the responsibilities of the Audit Committee are:
Retention of Independent Accountants and Approval of Services
1.
to appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate;

2.
to pre-approve the engagement of the independent accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law;4

Oversight of the Company’s Relationship with the Independent Accountants
3.
to obtain and review a report from the independent accountants, at least annually, regarding:

(a)
the independent accountants’ internal quality-control procedures;

(b)
any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent accountants;

(c)
any steps taken to deal with any of the issues described in clause (b) above; and

(d)
all relationships between the independent accountants and the Company;

4.
to evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a)
evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

(b)
considering whether the independent accountant’s quality controls are adequate;

(c)
considering whether the provision of permitted non-audit services is compatible with maintaining the independent accountant’s independence; and

(d)
taking into account the opinions of management and the internal accounting staff;

5.
to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accountants on a regular basis;

6.
to recommend to the Board, as necessary, policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company;

7.
to discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;

4
In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent accountants to the Company’s investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

8.
to consider the effect on the Company of:

(a)
any changes in accounting principles or practices proposed by management or the independent accountants;

(b)
any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls;

(c)
any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and

(d)
regulatory and accounting initiatives on the Company’s financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;

9.
to annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence;

10.
to interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting;

Financial Statements and Disclosure Matters
11.
to review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;

12.
to review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements;

13.
to meet with the independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

(a)
to review the arrangements for, and the scope of, the annual audit and any special audits or other special permissible services;

(b)
to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)
to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)
to review with the independent accountants their opinions as to the fairness of the Company’s financial statements;

(e)
to review any accounting adjustments that were noted or proposed by the independent accountants but were “passed” (as immaterial or otherwise);

(f)
to review any communications between the audit team and the independent accountants’ national office respecting auditing or accounting issues presented by the engagement;

(g)
to review any “management” or “internal control” letter issued, or proposed to be issued, by the independent accountants to the Company;

(h)
to review and discuss quarterly reports from the independent accountants relating to:

(1)
all critical accounting policies and practices to be followed;

(2)
all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3)
other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

(i)
to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

14.
to prepare the report required by the SEC to be included in the Company’s annual proxy statement;

15.
to review analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

Compliance Oversight
16.
to obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

17.
to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;

18.
to establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a)
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

19.
to discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;

20.
to discuss with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements or compliance policies;

21.
to review, to the extent required by applicable law, with both management and the independent accountants related-party transactions or dealings with parties related to the Company;

22.
to review and discuss with management and the independent accountants all off-balance sheet transactions and obligations;

23.
to consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

24.
to review any alleged violations under the Code and to make any recommendations to the Board with respect thereto as it deems appropriate;

25.
to require the appropriate officers of the Company and internal accounting staff to meet with the Audit Committee for consultation on audit, accounting and related financial matters;

26.
to review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

27.
to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

Other
28.
to review and assess the adequacy of this Audit Committee Charter annually and submit any proposed modifications to the Board for approval;

29.
to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Audit Committee Charter;

30.
to report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board the Audit Committee’s conclusions with respect to the independent accountants, and other matters as the Audit Committee may deem necessary or appropriate; and

31.
to review valuation information provided by the Company’s valuation designee, currently, the Company’s investment adviser, and any independent valuation firm retained to provide valuations of the Company’s investments, and assess such valuation recommendations and/or determinations, as applicable.

V. Meetings
Subject to the Company’s bylaws or other organizational documents and resolutions of the applicable Board, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The chair of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any member of the applicable Board who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.
A majority, but not less than two, of the members of an Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.
VI. Miscellaneous
The Audit Committee may diverge from the specific activities outlined throughout this Audit Committee Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Audit Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, the applicable Company’s bylaws or other organizational documents and resolutions and other directives of the Board.

This Audit Committee Charter is in all respects subject and subordinate to the Company’s bylaws or other organizational documents.
Last approved: March 5, 2026
Prior Version: November 11, 2025
Prior Version: June 27, 2025

Annex B
STONE POINT CREDIT CORPORATION
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
I. Purpose
The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) of the Stone Point Credit Corporation, a business development company (the “Company”), is appointed by the board of directors of the Company (the “Board”) pursuant to authority delegated to it by the Board to (i) select, research and nominate qualified nominees to be elected to the Board , (ii) select qualified nominees to fill any vacancies on the Board or a committee of the Board (consistent with criteria approved by the Board), (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board and management and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee.
II. Committee Membership
The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are members of the Board who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common equity is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange listing rules (the “Listing Rules”), and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board. The Board shall designate the members of the applicable Nominating and Corporate Governance Committee. The Board shall have the power at any time to change the membership of the applicable Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the applicable Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee shall select its chair.
III. Authority
In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.
IV. Responsibilities
The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board.
Pursuant to authority granted to it by the Board, the responsibilities of the Nominating and Corporate Governance Committee are as follows:
1.
The Nominating and Corporate Governance Committee shall consider and recruit candidates to fill positions on the Board (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board (or a committee thereof), an increase in the size of the Board (or a committee thereof) or otherwise. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure.
2.
The Nominating and Corporate Governance Committee shall establish the criteria for evaluating (subject to Board approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board (or a committee thereof), which criteria shall include, at a minimum, the following:

(a)
to the extent required, compliance with the independence and other applicable requirements of the Listing Rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Nominating and Corporate Governance Committee Charter; and

(b)
the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

In addition, the Nominating and Corporate Governance Committee may consider, with respect to an individual being considered for election or appointment a member of the Board, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.
3.
The Nominating and Corporate Governance Committee shall recommend the director and committee member nominees for approval by the Board and, if applicable, election by the shareholders of the Company.

4.
The Nominating and Corporate Governance Committee shall consider shareholder recommendations for possible nominees for election as members of the Board.

5.
The Nominating and Corporate Governance Committee shall annually evaluate the qualifications and diversity of current members of the Board who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board’s anticipated needs.

6.
The Nominating and Corporate Governance Committee shall, upon a significant change in a member of the Board’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board’s service to the Board, review, as appropriate, the continued membership of such member on the Board.

7.
The Nominating and Corporate Governance Committee shall report to the Board its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

8.
The Nominating and Corporate Governance Committee may from time to time, in its discretion, review the size and composition of the Board as a whole and the size and composition of the Board’s committees and review and recommend any changes to the Board for its approval.

9.
The Nominating and Corporate Governance Committee may establish and recommend to the Board guidelines for the removal of members of the Board.

10.
The Nominating and Corporate Governance Committee shall review the desirability of term limits for members of the Board and recommend to the Board policies in this regard from time to time.

11.
The Nominating and Corporate Governance Committee shall evaluate the leadership structure of the Board, including the responsibilities of the Board with respect to the Company’s management and whether the Chairman of the Board is an “interested person” of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure. If the Chairman of the Board is an “interested person” of the Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.

12.
The Nominating and Corporate Governance Committee shall oversee the evaluation of the Board and executive officers of the Company. In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all members of the Board and report annually to the Board on the results of such evaluation.

13.
The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board for approval.

14.
The Nominating and Corporate Governance Committee shall conduct an annual evaluation of the Board and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board or Directors at the end of such evaluation. The Nominating and Corporate Governance Committee shall discuss the annual evaluation with the full Board following the end of each fiscal year.

15.
The Nominating and Corporate Governance Committee shall monitor compliance with the Company’s Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time, and the Listing Rules, as applicable, including reviewing with the Chief Compliance Officer of the Company the adequacy and effectiveness of the Company’s procedures to ensure proper compliance. The Nominating and Corporate Governance Committee shall also recommend amendments to the Company’s Code of Conduct to the Board as the Nominating and Corporate Governance Committee may deem appropriate.

V. Meetings
Subject to the Company’s bylaws or other organizational documents and resolutions of the Board, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of its chair, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The chair of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the respective Nominating and Corporate Governance Committee’s meetings unless the respective Board shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Nominating and Corporate Governance Committee may invite any member of the Board who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.

At least two of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.
Last approved: August 13, 2026
Prior Version: March 5, 2026
Prior Version: November 11, 2025
Prior Version: June 27, 2025

STONE POINT CREDIT CORPORATION 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:INTERNETGo To: www.cleartrustonline.com/stonepointCast your vote onlineHave your Proxy Card readyFollow the simple instructions to record your votePHONECall 1-813-235-4490Use any touch-tone telephoneHave your Proxy Card readyFollow the simple recorded instructionsMAILMark, sign and date your Proxy CardFold and return your Proxy Card in the postage-paid envelope providedYou must register to attend the meeting online - please visit www.cleartrustonline.com/stonepoint for more detailsFOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.Stone Point Credit CorporationAnnual Meeting of StockholdersFor Stockholders of record as of October 16, 2026DATE: Wednesday, December 2, 2026TIME: 10:00 a.m., Eastern TimeLOCATION: Only Held as a virtual meetingFor more information, please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com.This proxy is being solicited on behalf of the Board of DirectorsThe undersigned hereby appoints David J. Wermuth, Scott J. Bronner and Brian J. Rooder (the "Named Proxies"), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of capital stock of Stone Point Credit Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THIS BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.Continued and to be signed on the reverse side

Stone Point Credit CorporationAnnual Meeting of StockholdersPlease make your marks like this: XTHE BOARD OF DIRECTORS RECOMMENDS A VOTE:FOR ON PROPOSALS 1, 2, 3, AND 4ProposalDescriptionBoard Recommendation1To approve an extension of the period in which the Company may consummate a listing of the Company's shares of common stock on a national securities exchange until December 31, 2030;FOR2To approve an extension of the commitment period for each stockholder until December 31, 2028;FOR3To elect two directors of the Company who will each serve for a term of three years or until their successor is duly elected and qualified:FORDavid J. WermuthPeter E. Roth4To ratify the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2026; andFOR5To transact such other business as may properly come before the Annual Meeting.For each voting item, options shown are:FOR ☐ AGAINST ☐ ABSTAIN ☐Authorized SignaturesAuthorized Signatures - Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.Signature (and Title if applicable) ______________________Date ______________________Signature (if held jointly) ______________________Date ______________________